UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2003

COMDIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9023	94-2443673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 Cattlemen Road Sarasota, Florida	34232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 554-5000

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Comdial Corporation on August 14, 2003 reporting second quarter 2003 results.

Item 12.	Results of Operations and Financial Condition

On August 14, 2003, Comdial Corporation issued a press release reporting its results for the second quarter ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

The announcement includes disclosures of the Company’s EBITDA (which is a non-GAAP financial measure) for certain periods with reconciliation to the comparable GAAP measure. EBITDA is calculated as earnings before interest, taxes, depreciation and amortization, excluding discontinued operations and unusual items such as restructuring and related costs and impairments of long-lived assets. Although EBITDA is a non-GAAP financial measure, it is used extensively by management as one of the primary metrics for evaluating operating performance. The Company believes it is also useful for investors to understand EBITDA and its trends as it provides a link between profitability and operating cash flow.

The information in this Form 8-K, including the accompanying exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMDIAL CORPORATION

By:	/s/ KENNETH M. CLINEBELL

Kenneth M. Clinebell, Senior Vice President, Chief Financial Officer and Treasurer

Dated: August 15, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Comdial Corporation on August 14, 2003 reporting second quarter 2003 results.

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